EXHIBIT 99.1
Sachem Capital Corp. and Industrial Realty Group Announce Strategic Combination to Create IRG Realty Trust, a Top-10 Public Industrial REIT

IRG to contribute 98 industrial assets to create a scaled industrial REIT with an implied combined enterprise value of approximately $3.4 billion (as of March 31, 2026)

Repositions Sachem into an industrial platform with multiple growth levers, including significant embedded upside from mark-to-market rent growth

Industrial portfolio comprised of mission-critical infrastructure, manufacturing and distribution tenants

Transaction values Sachem common shares at $2.00 per share, which represents a 90% premium to the 30-day VWAP

Meaningful alignment with investors through economic ownership; IRG to own ~94.1% of combined company via OP units; Sachem existing shareholders to own ~5.9%

Companies to host combined conference call at 8:00am

BRANFORD, Conn. and LOS ANGELES, Calif. (May 18, 2026) – Sachem Capital Corp. (NYSE American: SACH) (“Sachem”), a real estate lender specializing in originating, underwriting, funding, servicing, and managing a portfolio of loans secured by first mortgages on real property, and Industrial Realty Group (“IRG”), a private real estate development and investment firm specializing in the acquisition, development and management of commercial and industrial real estate throughout the United States, today announced that they have entered into a definitive contribution agreement under which IRG will contribute 98 industrial assets from its 200-asset portfolio owned by IRG and/or its partners to Sachem, and once completed, the combined company will operate as IRG Realty Trust, Inc. (“IRGT”).

Upon closing, IRGT is expected to own 98 industrial properties with gross real estate asset value of $2.9 billion plus Sachem’s approximately $470 million of total assets (as of March 31, 2026) in direct and indirect mortgage loans, investments in developmental and owned real estate, and other assets. IRGT is expected to have an implied enterprise value of approximately $3.4 billion, positioning IRGT as a top‑10 publicly listed industrial REIT based on enterprise value. IRGT will focus on mission‑critical industrial infrastructure supporting manufacturing and distribution users, and the assets not being contributed will continue to be owned and operated by IRG’s existing private business.

The transaction is designed to deliver an immediate and durable strategic reset for Sachem shareholders. This will be achieved by combining IRG’s high‑quality income-producing industrial real estate portfolio that is diversified geographically, by tenant and by industry, with sizable near‑term mark to-market opportunities, with Sachem’s established real estate capital solutions platform. The combination will result in a large industrial REIT with meaningful scale and multiple pathways for long-term growth.

“This accretive transaction provides a clear step forward for Sachem shareholders and IRG stakeholders creating a powerful industrial platform with greater scale and a strategy built for sustained growth,” said John Villano, Chief Executive Officer of Sachem. “In addition to becoming one of the largest owners of industrial assets in the country with sizable mark-to-market opportunity, Sachem’s direct and indirect mortgage capabilities will also continue to provide creative capital solutions to real estate developers and investors. We expect the combination to improve our cost of capital, which should result in improved cash flow generation over time. We believe this transaction will enable us to compete for the best lending opportunities and will deliver significantly improved risk-adjusted returns to shareholders. We are excited about the opportunity for Sachem shareholders to participate in the long‑term value creation this transaction will unlock.”

Stuart Lichter, Founder and Chairman of IRG, stated, “We are excited that this transaction will bring a high quality industrial real estate portfolio to the public market with scale, diversification, and a clear operating strategy. With a dynamic portfolio grown over five decades, IRG has deep experience owning and operating industrial properties, and we expect that upon the close of the transaction, it will be one of the largest publicly listed industrial REITs in the country. Backed by IRG’s experience in strategic real estate execution and acquisitions and IRGRA’s active portfolio management, IRGT will be positioned to deliver a sustainable pathway to strong cash flow generation. We will be aligned with all stakeholders on day one, with our large ownership position, experienced property management team, and focus on driving long-term value creation.”

Transaction Overview

Under the terms of the definitive contribution agreement, IRG will receive operating partnership units (“OP Units”) in IRGT’s newly formed operating partnership, representing 94.1% of outstanding equity at closing, with existing Sachem common shareholders retaining ownership of 5.9% on a fully diluted basis. The transaction values Sachem’s common shares at $2.00 per share, representing a 90% premium to 30‑day VWAP.

IRG will also receive newly issued non‑economic Class B voting shares in IRGT designed to mirror its OP Unit economic ownership, subject to a 51% cap on the aggregate voting power of IRGT. Concurrent with closing, IRGT is expected to execute a 20‑to‑1 reverse stock split, implying a post‑split reference price of $40.00 per share. It is anticipated that Scotiabank will work to arrange a new credit facility for IRGT.

It is expected that the combined company's leadership will be comprised of Sachem executives and key additions with extensive industrial real estate experience. Additionally, IRG Realty Advisors (“IRGRA”), IRG’s wholly owned asset management, property management and real estate operating company with an extensive track record, is expected to support day‑to‑day property and asset management operations following closing. Upon closing, IRGT will enter into property management and other agreements with IRGRA.

The transaction has been unanimously approved by the Sachem board of directors, and is expected to close by the end of 2026, subject to customary conditions including approval by Sachem’s shareholders.

Strategic Benefits

•Transformation into a Scaled, Institutionally Relevant Industrial REIT: The combination will transition Sachem from a subscale mortgage REIT to a scaled, industrial REIT with an implied enterprise value of approximately $3.4 billion. Increased scale and liquidity, together with an enhanced public-market profile, are expected to broaden institutional investor appeal over time, support increased public float and create a more competitive cost of capital.

•Meaningful Mark-to-Market Rent Growth: IRG believes that within the 98 properties being contributed to IRGT that a meaningful percentage of leases are below market rates, providing increased growth potential as new leases are executed in the coming years.

•Durable Earnings Power: The combined company is expected to be supported by durable current cash flows, with long‑term value creation driven by accelerated growth in current assets, mark-to-market rent growth, and a strong acquisition pipeline. IRGT earnings will be complemented by an opportunistic real estate capital solutions platform.

•Structural Improvement in Cost of Capital and Deleveraging Path: Sachem’s current growth profile is constrained by limited capital deployment capacity and a high cost of capital. IRGT is expected to emerge with net debt to EBITDA in the mid-8.0x range, with management targeting a reduction to below 6.0x range over time through organic NOI growth, disciplined capital allocation, and balance sheet management.

•Board of Directors: The board of the combined company will be comprised of seven members, including at least four independent directors. The Board is expected to be led by Stuart Lichter, IRG’s President and Founder, as Chairman, with John Villano, Sachem’s existing CEO, remaining on the Board. There will be five additional members with institutional and committee experience to be named at a later date.

Webcast

A webcast of the conference call will be available on the Investors section of the Company’s website www.sachemcapitalcorp.com. To listen to the live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register and install any necessary audio software.

To Participate in the Telephone Conference Call:
Dial in at least 15 minutes prior to the start time.
Domestic: 1-877-704-4453
International: 1-201-389-0920

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13759485
The playback can be accessed through Monday, June 1, 2026

Advisors

Scotiabank is serving as exclusive financial advisor and King & Spalding LLP is serving as legal advisor to IRG. Piper Sandler & Co. and Stout Risius Ross, LLC are acting as financial advisors and Morrison & Foerster LLP is serving as legal advisor to Sachem. ICR, LLC is serving as strategic communications advisor for the transaction.

About Sachem Capital Corp.

Sachem Capital Corp. is a mortgage REIT that specializes in originating, underwriting, funding, servicing, and managing a portfolio of loans secured by first mortgages on real property. It offers short-term (i.e., three years or less) secured, nonbanking loans to real estate investors to fund their acquisition, renovation, development, rehabilitation, or improvement of properties. Sachem’s primary underwriting criteria is a conservative loan to value ratio. The properties securing the loans are generally classified as residential or commercial real estate and, typically, are held for investment.

About Industrial Realty Group

IRG is a nationwide real estate development and investment firm specializing in the acquisition, development and management of commercial and industrial real estate throughout the United States. IRG, through its affiliated partnerships and limited liability companies, currently manages more than 200 properties with approximately 100 million square feet. IRG is nationally recognized as a leading force behind the adaptive reuse of commercial and industrial real estate, solving some of America’s most difficult real estate challenges.

Additional Information and Where to Find It

This press release does not constitute a solicitation of any vote or approval or an offer to sell or the solicitation of an offer to buy any securities in connection with the proposed transaction between Sachem and IRG (the “Transaction”). In connection with the proposed Transaction, Sachem will file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”), which Sachem will furnish, together with any other relevant documents, to its shareholders in connection with the special meeting of Sachem shareholders to vote on the Transaction (the “Sachem Shareholder Meeting”). This press release is not a substitute for the Proxy Statement or any other document that Sachem may file with the SEC or send to its shareholders in connection with the Transaction. BEFORE MAKING ANY VOTING DECISION, WE URGE SHAREHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SACHEM AND THE PROPOSED TRANSACTION. The proposals for the Transaction will be made solely through the Proxy Statement. In addition, a copy of the Proxy Statement (when it becomes available) may be obtained free of charge from the Investor Relations Department of Sachem at Investor Relations, 568 East Main Street, Branford, CT 06405. Security holders also will be able to obtain, free of charge, copies of the Proxy Statement and any other documents filed by Sachem with the SEC in connection with the proposed Transaction at the SEC’s website at http://www.sec.gov and at Sachem’s website at https://www.sachemcapitalcorp.com/.

Participants in the Solicitation

The directors and executive officers of Sachem, and certain directors, managers, officers and other members of management of IRG and its affiliates, may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Transaction. Information regarding Sachem’s directors and executive officers and their respective interests in Sachem by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC (available here). Additional information regarding the interests of such potential participants is or will be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available, including in connection with the solicitation of proxies to approve the proposed Transaction.

Forward Looking Statements

This press release includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “seek,” “intend,” “believe,” “may,” “might,” “will,” “should,” “could,” “likely,” “continue,” “outlook,” “design,” and the negative of such terms and other words and terms of similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the proposed Transaction and expected timing, terms, structure and completion thereof; the expected ownership, governance, management, business strategy and market position of the combined company; the expected benefits of the proposed Transaction, including anticipated future financial and operating results, accretion, growth rates, revenue, NOI, cash flow generation, cost-of-capital improvements, liquidity, deleveraging, leverage targets and risk-adjusted returns; the expected gross asset value, enterprise value, portfolio composition, industrial REIT ranking, mark-to-market rent growth, acquisition and development opportunities and lending strategy of the combined company; expectations regarding IRGRA’s property management, asset management and related support; expectations regarding any new credit facility or other financing arrangement; and Sachem’s, IRG’s and the combined company’s plans, objectives, expectations and intentions. These statements are based on current expectations, estimates and projections about the industry, markets in which Sachem and IRG operate, management’s beliefs, assumptions made by management and the transactions described in this press release. While Sachem’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the contribution agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Transaction that may be instituted against the parties and others following announcement of the Transaction; (3) the inability to consummate the Transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite shareholder approval, failure to obtain required regulatory approvals, the failure to obtain debt financing on the terms or timing expected, or at all, or the failure to satisfy other conditions to completion of the Transaction; (4) risks that the proposed Transaction disrupts current plans and operations of Sachem or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the Transaction; (6) the amount of the costs, fees, expenses and charges related to the Transaction; (7) the risk that the contribution agreement may be terminated in circumstances requiring Sachem to pay a termination fee; (8) the effect of the announcement of the Transaction on the ability of Sachem to retain and hire key personnel and maintain relationships with its borrowers and others with whom it does business; (9) the effect of the announcement of the Transaction on Sachem’s operating results and business generally; (10) the risk that Sachem’s stock price may decline significantly if the Transaction is not consummated; and (11) the other risks and important factors contained and identified in Sachem’s filings with the SEC, such as Sachem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as Sachem’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this press release.

Statements regarding financing arrangements are forward-looking and subject to additional risks and uncertainties. No assurance can be given that any new credit facility, refinancing or other financing will be available in the amounts, at the costs or on the terms contemplated, or at all, and references to Scotiabank or any expected financing should not be construed as a commitment by any party to provide, arrange or obtain financing.

There can be no assurance that the Transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Sachem undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Sachem does not intend to do so.

Investor & Media Contact:

Sachem Capital Corp.
Investor Relations
Email: investors@sachemcapitalcorp.com